Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes [Text Block]
Note 6 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Year Ended December 31,
	2021	2020	2019
	(Millions)
Current:
Federal	$(1)	$(29)	$(41)
State	3	—	(5)
Foreign	—	—	2
	2	(29)	(44)
Deferred:
Federal	421	98	280
State	88	10	99
	509	108	379
Provision (benefit) for income taxes	$511	$79	$335
Reconciliations from the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes are as follows:

	Year Ended December 31,
	2021	2020	2019
	(Millions)
Provision (benefit) at statutory rate	$435	$58	$224
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	(9)	3	29
State income taxes (net of federal benefit)	71	6	74
Federal valuation allowance	3	1	3
Other – net	11	11	5
Provision (benefit) for income taxes	$511	$79	$335
Income (loss) from continuing operations before income taxes includes $2 million, $1 million, and $6 million of foreign loss in 2021, 2020, and 2019, respectively.
During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two-step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within Other – net in our reconciliation of the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes.
Significant components of Deferred income tax liabilities and Deferred income tax assets are as follows:

	December 31,
	2021	2020
	(Millions)
Deferred income tax liabilities:
Property, plant and equipment	$2,777	$2,320
Investments	1,669	1,515
Other	154	140
Total deferred income tax liabilities	4,600	3,975
Deferred income tax assets:
Accrued liabilities	872	747
Foreign tax credit	140	140
Federal loss carryovers	879	905
State losses and credits	421	445
Other	132	140
Total deferred income tax assets	2,444	2,377
Less valuation allowance	297	325
Net deferred income tax assets	2,147	2,052
Overall net deferred income tax liabilities	$2,453	$1,923
The valuation allowance at December 31, 2021 and 2020 serves to reduce the available deferred income tax assets to an amount that will, more likely than not, be realized. We considered all available positive and negative evidence, which incorporates available tax planning strategies, and management’s estimate of future reversals of existing taxable temporary differences, and have determined that a portion of our deferred income tax assets related to the Foreign tax credit and State losses and credits may not be realized. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the State losses and credits reflects increases in losses and credits generated in the current and prior years less losses and/or credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. These attributes generally expire between 2022 and 2040 with some carryovers having indefinite carryforward periods.
Federal loss carryovers include deferred tax assets on loss carryovers of $879 million at the end of 2021 which have no expiration date.
Cash refunds for income taxes (net of payments) were $45 million, $40 million, and $86 million in 2021, 2020, and 2019, respectively.
As of December 31, 2021, we had approximately $52 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $51 million for 2021 and 2020, respectively, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly decrease within 12 months by as much as $32 million due to the resolution of audits related to U.S. federal and state tax positions. If recognized, Provision (benefit) for income taxes would be reduced by $31 million, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. The remaining unrecognized tax positions, if recognized, would reduce Provision (benefit) for income taxes by $20 million in 2021 and 2020.
We recognize related interest and penalties as a component of Provision (benefit) for income taxes. Total interest and penalties recognized as part of income tax provision were benefits of $1 million in each of 2021 and 2020, and expenses of $1 million for 2019. Approximately $4 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of both December 31, 2021 and 2020.
Consolidated U.S. Federal income tax returns are open to Internal Revenue Service (IRS) examination for years after 2010, excluding 2015 through 2017, for which the statutes have expired. As of December 31, 2021, examinations of tax returns for 2011 through 2013 are currently in appeals, 2014 is being surveyed, and 2018 is currently under examination. The statute for 2018 is extended to September 30, 2023. We do not expect material changes in our financial position resulting from these examinations. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our previously owned Canadian entities are closed. Tax years 2013 and 2014 were under income tax examination, but in September of 2021 we received “no change” letters for both years.